UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53528	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA	18017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant tor Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2018, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), entered into amended and restated employment agreements with David M. Lobach, Jr., Chairman, President and Chief Executive Officer of the Company and the Bank, and Judith A. Hunsicker, First Executive Vice President and Chief Operating and Financial Officer of the Company and the Bank.

The amended and restated employment agreements were entered into in order to consolidate into one document all prior amendments to the agreements, as well as to make the following substantive changes:

•

The prior agreements provided each of the executives with perpetual employment until age 70.  As amended and restated, the agreements provide for a five (5) year term of employment, with annual automatic one-year extensions, unless earlier terminated as provided in the agreement.

•

The prior agreements entitled each of the executives to receive annual stock awards having a fair market value of not less than 30% of their salary for such year.  As amended and restated, the agreements entitle each executive to receive an annual award of restricted stock having an aggregate fair market value of not less than 8% of the executive’s salary for such year, as determined by the Board of Directors. The restricted stock granted pursuant to this provision is required to have a minimum three (3) year, pro rata vesting period.

The amended and restated agreements also reflect each executive’s current  compensation and benefit amounts.  Except as described above, there were no material changes to the prior agreements.

The foregoing description of the amended and restated employment agreements is qualified in its entirety by reference to the actual agreements filed herewith as Exhibits 10.1 and 10.2, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Employment Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated May 24, 2018.

10.2	Amended and Restated Employment Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated May 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date:	May 24, 2018	By:	/s / Judith A. Hunsicker

		Name:	Judith A. Hunsicker
		Title:	First Executive, Chief Operating
and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Employment Agreement between Embassy Bank for the Lehigh Valley and David M. Lobach, Jr., dated May 24, 2018.

10.2	Amended and Restated Employment Agreement between Embassy Bank for the Lehigh Valley and Judith A. Hunsicker, dated May 24, 2018.